                         MFS(R) INTERMEDIATE INCOME FUND

                      Supplement to the Current Prospectus

         The Board of Trustees of the MFS Intermediate Income Fund (the "Intermediate Income Fund"), has approved the reorganization of the Intermediate Income Fund into the MFS Limited Maturity Fund (the "Limited Maturity Fund"). The proposed transaction is still subject to approval by Intermediate Income Fund shareholders at a shareholders' meeting expected to be held in May. No assurance can be given that the reorganization will occur.

Under the proposed transaction, the Intermediate Income Fund's assets and stated liabilities would be transferred to the Limited Maturity Fund in return for shares of the Limited Maturity Fund with equal total net asset value on the transfer date. These Limited Maturity Fund shares would be distributed pro rata to shareholders of the Intermediate Income Fund in exchange for their Intermediate Income Fund shares. Current Intermediate Income Fund shareholders would thus become shareholders of the Limited Maturity Fund and receive shares of the Limited Maturity Fund with a total net asset value equal to that of their shares of the Intermediate Income Fund at the time of the reorganization. The proposed transaction is expected to be free of federal income taxes to the Intermediate Income Fund and its shareholders, as well as to the Limited Maturity Fund.

The investment objective of the Limited Maturity Fund is to provide as high a level of current income as is believed to be consistent with prudent investment risk. Protection of shareholders' capital is its secondary objective. The Limited Maturity Fund primarily invests (with a minimum of 65% of assets) in corporate bonds of U.S. and foreign issuers, mortgage-backed and asset-backed securities and U.S. government securities, which are debt securities issued or guaranteed by the U.S. government, by certain of its agencies, or by various instrumentalities established or sponsored by the U.S. government. The principal differences between the Intermediate Income Fund and the Limited Maturity Fund are that, unlike Intermediate Income Fund, the Limited Maturity Fund is a diversified fund and does not invest in lower rated bonds or non-dollar denominated foreign securities.

A full description of the Limited Maturity Fund and the terms of the proposed reorganization will be contained in a combined prospectus/proxy statement to be mailed to shareholders of Intermediate Income Fund in April.

In light of the proposed transaction, sales of Intermediate Income Fund shares are expected to be suspended on or about May 12, 2000.


                The Date of this Supplement is February 17, 2000.